MORGAN STANLEY GLOBAL LONG/SHORT FUND A

PROSPECTUS

December 26, 2007

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(888) 322-4675

Investment Objective. Morgan Stanley Global Long/Short Fund A (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$1,000	$1,000,000,000
Proceeds to the Fund(1)	$1,000	$1,000,000,000

(1)	Assumes all shares currently registered are sold in the continuous offering. Shares will be offered during an initial public offering period at the offering price and in a continuous offering thereafter at the Fund’s then current net asset value, as described herein. The Adviser has borne the Fund’s organizational costs of approximately $32,500. The Fund has incurred offering costs of approximately $235,166. The Fund’s offering costs are being capitalized and amortized over the 12 month period beginning on January 2, 2008. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

The Fund is offering on a continuous basis up to 1,000,000 shares of beneficial interest (“Shares”). Morgan Stanley Distribution, Inc. (the “Distributor”) acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. See “Plan of Distribution.” There is no minimum aggregate amount of Shares required to be purchased in the initial public offering. No arrangements have been made to place funds received in connection with the Shares’ initial public offering in an escrow, trust or similar arrangement. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any securities exchange. See “Fund Expenses.”

Investment Portfolio. The Fund intends to invest substantially all its assets in private investment funds (commonly referred to as hedge funds) that are managed by a select group of alternative investment managers that employ different long and short equity investment strategies. Long and short equity strategies, like other types of alternative investment strategies, allow Investment Managers (as defined herein) the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. The Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns. For a further discussion of the Fund’s principal investment strategies, see “Investment Program.”

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 23. With very limited exceptions, Shares are not transferable and liquidity will be provided only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. See “Repurchases and Transfers of Shares.”

Management Fee. The Fund pays the Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the Fund’s month end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (before any repurchase of Shares). The Management Fee is in addition to the asset-based fees and incentive allocations charged by the Investment Funds and indirectly paid by investors in the Fund. See “Management Fee.”

Eligible Investors. Shares are being sold only to investors that represent that they are both “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3(d)(1) under the Investment Advisers Act of 1940, as amended. The minimum initial investment in the Fund by any investor is $100,000 and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (as, for example, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Investors may only purchase their shares through the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Any such RIA may impose additional eligibility requirements for investors who purchase Shares through such RIA.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated December 26, 2007, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing to the Fund c/o Boston Financial Data Services, 30 Dan Road, Canton, Massachusetts 02021 or by calling (888) 322-4675. The table of contents of the SAI appears on page 59 of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

Morgan Stanley Distribution, Inc.

i

STRUCTURAL DIAGRAM

This diagram and the accompanying text are intended as a simplified illustration of the Fund’s structure and investment program. Please refer to the body of this Prospectus for a more complete explanation of each, as well as details regarding the fees, expenses and risks to which an investment in Shares of the Fund are subject.

As further described in the body of this Prospectus, the Investment Funds (as defined herein) in which the Fund invests are commonly referred to as “hedge funds.” Because the investment strategies implemented by the investment managers to these Investment Funds are “non-traditional” in nature (e.g., not based on long-only portfolios of bonds or equities as are the investment programs of most registered investment companies such as mutual funds), this class of investments is typically referred to as “alternative investments.”

SUMMARY OF TERMS

THE FUND

Morgan Stanley Global Long/Short Fund A (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

INVESTMENT PROGRAM

The Fund seeks long-term capital appreciation by investing substantially all its assets in investment funds (“Investment Funds”) managed by unaffiliated third-party investment managers (“Investment Managers”) who primarily employ long and short equity investment strategies in pursuit of attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) consistent with the preservation of capital. Long and short equity investment strategies, like other types of alternative investment strategies, allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investments and limits on the use of leverage. Because such Investment Funds are often described as “hedge funds,” the Fund’s investment program can be broadly referred to as a fund of hedge funds.

Investment Funds are commingled asset pools that engage primarily in long and short equity investment strategies. Among other things, Investments Funds invest primarily in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Investment Funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the “1933 Act”), in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors. Investment Funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act. The managers or investment advisers of these Investment Funds are usually compensated through asset-based fees and incentive-based fees. Through the selection and ongoing monitoring of Investment Funds, the Fund seeks to achieve long-term capital appreciation that may exhibit moderate correlation with certain global equity indices and aims not to be disproportionately influenced by the performance of any single Investment Fund. In addition, by investing in a number of Investment Funds who primarily employ long and short equity investment strategies, the Fund seeks to achieve the desired capital appreciation with lower volatility than likely would be achieved by investing with most individual Investment Funds. Investing in a number of Investment Funds involves additional costs. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures. See “Types of Investments and Related Risks—Investment Related

Risks—Options and Futures” and “Types of Investments and Related Risks—Investment Related Risks—Risks of Securities Activities—Swap Agreements.”

The Adviser (as hereinafter defined) is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Fund’s Board of Trustees. These Investment Funds (including unregistered investment funds and registered investment companies) will have investors other than the Fund.

The Adviser allocates Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the likely risks and returns of the investment strategies that the Investment Funds utilize and the likely correlation among the Investment Funds under consideration. The Adviser generally seeks to invest substantially all of the Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive. The Adviser periodically reallocates the Fund’s investments among Investment Funds in order to increase the Fund’s expected risk-adjusted return. There is no guarantee that the Fund will be able to avoid substantial losses due to poor returns by any Investment Fund.

The Adviser and its personnel use a wide range of resources, including its well-established network, to identify attractive Investment Funds and promising investment strategies for consideration in connection with investments by the Fund. To narrow the set of Investment Funds initially identified for consideration, the Adviser screens Investment Funds according to criteria that include both quantitative measures such as past performance and systematic risk exposures, to the extent that data is available; qualitative factors such as the reputation, experience and training of the Investment Manager; and the ability of the Investment Manager to articulate a coherent investment philosophy and risk control process. Following the initial screening process, the Adviser conducts further review of the Investment Funds that it considers likely to generate superior, risk-adjusted returns consistent with the Adviser’s views at that time as to both the most attractive strategy types and the needs of the Fund’s existing portfolio. On an ongoing basis, the Adviser conducts similar, periodic reviews with respect to Investment Funds in which the Fund has invested.

The Adviser’s personnel have extensive experience and expertise with alternative investment strategies and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments and utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in Investment Funds.

The Adviser intends to invest the assets of the Fund in Investment Funds that primarily employ long and short equity investment strategies across various geographic regions, including, but not limited to, North America, Europe and Asia. While the Adviser has a limited ability to monitor the Investment Funds’ portfolios on an ongoing basis, the Adviser intends to invest the Fund’s assets in Investment Funds that the Adviser expects (based on the investment strategies of such Investment Funds at the time of the Fund’s investments therein) will result in at least 40% of the Fund’s assets being invested in foreign countries across various geographic regions. There can be no assurance that these strategies will be attractive at any particular time. Many of the Investment Funds the Adviser intends to consider with respect to the Fund trade specifically in “security selection” strategies.

“Security selection” strategies combine long positions and short sales with the aim of benefiting from the Investment Manager’s ability to select investments while offsetting some systematic market risks. Market exposure can vary substantially, leading to a wide range of risk and return profiles. There is, in addition, no guarantee that an Investment Manager will be able to minimize systematic or other risks effectively. Security selection strategies are primarily, though not exclusively, equity-based. There are three primary categories of security selection strategies:

•        Opportunistic equity strategies seek to maintain varying degrees of directional exposure (i.e., exposure to changes in securities’ values) to equity markets, based on the Investment Managers’ assessment of market conditions and underlying company fundamentals. Core long holdings of some Investment Funds may be concentrated, depending on the investment approach of the Investment Manager. Higher degrees of position concentration and directional exposures have the potential for higher volatility of returns than less directional strategies. While some opportunistic equity strategies are diversified across industries, others are focused exclusively on certain geographic regions or industries. Investments in specific geographic regions or industries may, at times, be subject to volatility greater than that of market indices. As a result, the returns of the Fund have the potential to experience volatility higher than that of global equity indices.

•        High hedge equity strategies seek to have limited or low net exposure to equity markets. Investment Funds may maintain short equity positions that attempt to mitigate a portion of the market exposure resulting from the Investment Funds’ long equity positions. Although the net market exposure of the Investment Funds pursuing this strategy may be lower than opportunistic equity strategies, the Investment Funds may be subject to significant exposures at the security or industry level.

• Activist equity strategies seek to accumulate concentrated positions in order to exert influence on underlying company management with the objective of increasing shareholder value. The Investment Manager may work with the management team of the target company to design an alternate strategic plan and assist them in its execution and may secure appointment of persons to the target company’s management team or board of directors. If necessary, the Investment Manager may initiate shareholder actions (including those that may be opposed by the target company’s management) seeking to maximize value, including corporate restructurings, share repurchases, management changes, asset sales and/or divestitures. Investment Funds pursuing activist strategies will generally have significant market exposures at the security or industry level, taking minimal short positions, if any.

The Fund’s performance benchmark will be the HFRI Equity Hedge Index (the “Performance Benchmark”). The Performance Benchmark is comprised of hedge funds which combine core long holdings of equity securities with short sales of equity securities or stock index options. Equity hedge portfolios may be anywhere from net long to net short depending on market conditions. The Performance Benchmark is sponsored by Hedge Fund Research, Inc. (“HFR, Inc.”), a research firm specializing in the aggregation and analysis of alternative investment information. HFR, Inc. is not affiliated with the Fund or Morgan Stanley. The Performance Benchmark will be used solely to measure the Fund’s relative performance, and not to determine selection of Investment Funds or allocation to any particular investment strategy followed by Investment Funds.

See “Investment Program—Investment Strategies.”

While the Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Adviser typically endeavors to limit the Fund’s investments in any one Investment Fund to no more than 15% of the Fund’s net assets (measured at the time of purchase). The Adviser also will endeavor to limit the Fund’s investments in any Investment Fund that relies on the exemption from registration under Section 3(c)(1) of the 1940 Act to less than 10% of such Investment Fund’s outstanding voting securities (measured at the time of purchase).

The Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations. The Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares or for other purposes (including, for example, temporary defensive positions taken in response to adverse market, economic or political conditions).

DISTRIBUTIONS

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash.

POTENTIAL BENEFITS OF INVESTING IN THE FUND

An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors. Investment Funds in which the Fund may invest also may close from time to time. If the Fund has previously invested in an Investment Fund that has closed, an investor would nevertheless be able to invest indirectly in such Investment Fund by investing in the Fund.

In addition to benefiting from the Investment Managers’ individual investment strategies, the Fund as a whole should achieve the benefits of exposure to a number of different long/short investment strategies and Investment Managers. By investing through multiple Investment

Managers who primarily employ long and short equity investment strategies, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

THE OFFERING

The Fund is offering on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”) $1,000,000,000 of shares of beneficial interest (“Shares”). Shares will be offered during an initial public offering period at an initial offering price of $1,000 per Share and in a continuous offering thereafter at the Fund’s then current net asset value per Share. See “Purchases of Shares.” The initial closing date for subscriptions for Shares is currently anticipated to be on or about January 2, 2008 (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Shares may be purchased on a monthly basis from the Distributor at the Fund’s then current net asset value per Share or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. See “Calculation of Net Asset Value” and “Plan of Distribution.”

Investors purchasing Shares in the Fund (“Shareholders”) will not be charged a sales load.

BOARD OF TRUSTEES

The Fund has a Board of Trustees (each member a “Trustee” and, collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. See “Management of the Fund.”

THE ADVISER

Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Adviser”). The Adviser, a limited partnership formed under the laws of the State of Delaware, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of Mustafa A. Jama, Chief Investment Officer, Liquid Markets; José F. González-Heres, Portfolio Manager; Paresh Bhatt, Portfolio Manager; Kevin Kuntz, Portfolio Manager; and Mark L.W. van der Zwan, Portfolio Manager, subject to oversight by the Board of Trustees. See “Management of the Fund.”

The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

MANAGEMENT FEE	In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the Fund’s month end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (before any repurchase of Shares). The Management Fee is in addition to the asset-based fees and incentive allocations charged by the Investment Funds and indirectly paid by investors in the Fund. See “Management Fee.”

FEES AND EXPENSES

The Fund bears all expenses incurred in the business of the Fund, including any charges and fees to which the Fund is subject as an investor in the Investment Funds. The Adviser has borne the Fund’s organizational costs of approximately $32,500. The Fund has incurred offering costs of approximately $235,166. The Fund’s offering costs are being capitalized and amortized over the 12 month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The Investment Funds will bear all expenses incurred in the business of the Investment Funds. See “Fund Expenses” and “Summary of Fund Expenses.”

State Street Bank and Trust Company (“State Street”), as Fund administrator, performs certain additional administration and accounting services for the Fund. In consideration for these services, the Fund pays State Street an annual fee calculated based upon the average net assets of the Fund, subject to a minimum monthly fee, and will reimburse certain of State Street’s expenses.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. Morgan Stanley, an affiliate of the Adviser, is a diversified global financial services firm involved in a broad spectrum of financial services and asset management activities and may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or the Shareholders. See “Conflicts of Interest.”

PURCHASE OF SHARES

The minimum initial investment in the Fund is $100,000. Additional investments in the Fund must be made in a minimum amount of $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (as, for example, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions.

The Fund may accept initial and additional purchases of Shares as of the first business day of each calendar month. Any amounts received in advance of the initial or subsequent closings are placed in a non-interest bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.

All purchases are subject to the receipt of immediately available funds four business days prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed application form eight business days before the applicable purchase date. An investor who misses such deadlines will have the effectiveness of its investment in the Fund delayed until the following month. The Fund reserves the right to reject any purchase of Shares, and the Board of Trustees may suspend the offering of Shares at any time and from time to time.

ELIGIBLE INVESTORS

Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of both an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and a “qualified client” as defined in Rule 205-3(d)(1) under the Advisers Act. Investors who are both “accredited investors” and “qualified clients” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders seeking to purchase additional Shares will be required to qualify as “Eligible Investors” at the time of the additional purchase. Any RIA who offers Shares may impose additional eligibility requirements on investors who purchase Shares through such RIA.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks—Closed-End Fund; Liquidity Risks.”

VALUATION

Certain securities and other financial instruments in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. Such a valuation generally will be conclusive with respect to the Fund, even though an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from an Investment Fund. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund’s annual audit. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Valuation.”

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks—Closed-End Fund; Liquidity Risks.”

REPURCHASES OF SHARES BY THE FUND

No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). Each repurchase offer will generally commence approximately 105 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner. See “Repurchases and Transfers of Shares—No Right of Redemption” and “—Repurchases of Shares.”

SUMMARY OF TAXATION

The Fund expects to qualify, and to continue to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains.

The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholder. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Distribution Policy.”

Subchapter M imposes strict requirements for the diversification of a fund’s investments, the nature of a fund’s income and a fund’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Fund will generally invest its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). See “Tax Aspects.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

REPORTS TO SHAREHOLDERS

The Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a quarterly basis regarding the Fund’s operations during each quarter.

TERM	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

RISK FACTORS	An investment in the Fund involves a high degree of risk. These risks include the risks of:

• loss of capital

•        investing in a fund that has a limited operating history and whose Investment Managers, in some cases, may be newly organized with limited operating histories upon which to evaluate their performance

•

investing in a fund whose performance depends upon the performance of the Investment Managers and selected strategies, the adherence by such Investment Managers to their selected strategies, the instruments used by such Investment Managers and the Adviser’s ability to select Investment Managers and strategies and effectively allocate Fund assets among them

•

investing in a fund where the Investment Managers may sell securities held by Investment Funds short, which involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short

•

investing in a fund where the Investment Managers may invest the Investment Funds’ assets in securities of non-U.S. issuers, including those located in emerging markets, and where the Fund may invest in Investment Funds that may be denominated in non-U.S. currencies

•	investing in a fund where the Investment Managers may change their investment strategies (i.e., may experience style drift) at any time

•	investing in a fund where the Investment Managers may invest the Investment Funds’ assets without limitation in restricted and illiquid securities

•

investing in a fund where the Investment Managers may invest the Investment Funds’ assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements

•

investing in a fund where the Investment Managers may charge investors in the Investment Funds (the Fund being one such investor) asset-based fees and incentive fees, which may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees

•

investing in a fund where an Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries

•	investing in illiquid securities of an unlisted closed-end fund, which are not listed on any securities exchange or traded in any other market and are subject to substantial restrictions on transfer

•	investing in a fund that may borrow money to fund investments in Investment Funds, and where Investment Funds may also borrow money for investment or other purposes

•	investing in a fund where the Investment Managers may use derivatives for hedging and non-hedging purposes of the Investment Funds

•	investing in a fund whose Adviser and Investment Managers may have conflicts of interests

•	investing in a non-diversified fund that may allocate a higher percentage of its assets to the securities of any one issuer than if it were a diversified fund

•	investing in a fund that intends to qualify as a RIC under the Code and may be subject to tax liabilities if it fails to so qualify

Because the Fund invests in Investment Funds, investors are subject to additional risks, including:

•

investing in a fund whose underlying Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund, as an investor in such Investment Funds, and thus the Shareholders, as indirect investors in such Investment Funds, will not be able to avail themselves of 1940 Act protections

•	investing in a fund whose underlying Investment Managers may not be registered under the Advisers Act

•

investing in a fund whose investors will have no right to receive information about the Investment Funds or Investment Managers, and who will have no recourse against Investment Funds or their Investment Managers

•

investing in a fund that may not be able to invest in certain Investment Funds that are oversubscribed or closed or that may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity

•	investing in a fund whose investors will bear two layers of asset-based fees and expenses—one at the Fund level and one at the Investment Fund level—and incentive fees at the Investment Fund level

•	investing in a fund that invests in a number of Investment Funds, resulting in investment related expenses that may be higher than if the Fund invested in only one Investment Fund

•

investing in a fund where the Investment Managers may receive compensation for positive performance of the relevant Investment Fund in the form of the asset-based fees, incentive fees and other expenses payable by the Fund as an investor in the relevant Investment Fund, even if the Fund’s overall returns are negative

•

investing in a fund where the Investment Managers make investment decisions independent of the Adviser and each other, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performance

•	investing in a fund whose investments in underlying Investment Funds may be illiquid, possibly requiring the fund to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner

•

investing in a fund that invests in Investment Funds that may hold a portion of their assets in “side pockets” (i.e., a sub-account established by an Investment Fund in which certain illiquid, hard-to-value assets are held and segregated from the other assets of the Investment Fund until some type of realization event occurs), which may further restrict the liquidity of the Fund’s investments in such Investment Funds, and thus the Shareholders’ investments in the Fund

•

investing in a fund many of whose assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate; the valuation of the Fund’s investments in Investment Funds is ordinarily determined based on valuations provided by their Investment Managers, who may face a conflict of interest as such valuations will be used to calculate fees payable to the Investment Manager and the Adviser, and the price at which purchases and repurchases are made

•

investing in a fund that may not be able to vote on matters that require the approval of the investors of an underlying Investment Fund, including a matter that could adversely affect the Fund’s investment in it

•	investing in a fund that, upon its redemption of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value

•

investing in a fund that invests in Investment Funds located outside of the U.S. and thus may be subject to withholding taxes in such jurisdictions, which may reduce the Fund’s, and thus the Shareholders’, return

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Types of Investments and Related Risks.”

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

TRANSACTION FEES

Maximum sales load (percentage of purchase amount)	None

Maximum redemption fee	None

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)

Management Fee	0.75%

Acquired Fund Fees and Expenses*	5.54%

Other Expenses**	0.75%

Total Annual Fund Expenses	7.04%

Less Fee Waiver and Expense Reimbursement***	0.00%

Annual Net Expenses	7.04%

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return: †

1 year ††	3 years ††	5 years ††	10 years ††
$74	$229	$394	$855

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†	On an investment of $100,000 the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses on a $100,000 investment, assuming a 5% annual return:

1 year ††	3 years ††	5 years ††	10 years ††
$7,411	$22,936	$39,448	$85,465

††	Year 1 expenses reflect a contractual fee waiver and expense reimbursement agreement on the part of the Adviser, as set forth in the footnotes to the fee table.
*

The Acquired Fund Fees and Expenses include the operating expenses and performance-based incentive fees/allocations of the Investment Funds in which the Fund plans to invest. The operating expenses consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. In addition to operating expenses, the Investment Funds also incur trading expenses (primarily interest and dividend expenses), which are the byproduct of leveraging or hedging activities employed by the Investment Funds’ managers in order to enhance investor returns. The impact of trading expenses to the Acquired Fund Fees and Expenses Ratio would be 1.45%. The information used to determine the Acquired Fund Fees and Expenses is generally based on the most recent shareholder reports received from the respective Investment Funds or, when not available, from the most recent communication from the

Investment Funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners in the form of management fees generally ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations generally 20% of net profits earned. Fees and expenses of Investment Funds are based on historic fees and expenses. Future Investment Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Investment Funds, which may fluctuate over time. See below for the breakdown of the Acquired Fund Fees and Expenses:

Operating Expenses	2.07%
Incentive Fees/Allocations	3.47%

Total Acquired Fund Fees	5.54%

**	Estimated for the current fiscal year assuming ending Fund net assets at December 31, 2008 of $200 million. See “Fund Expenses.”
***	The Adviser has contractually agreed to waive and/or reimburse the Fund’s expenses (other than extraordinary expenses and the following investment related expenses: foreign country tax expense and interest expense on amounts borrowed by the Fund) to the extent necessary in order to cap the Fund’s total annual operating expenses at 1.50% for the 12 month period beginning on the initial closing date for subscriptions for Shares, which is currently anticipated to be on or about January 2, 2008 (the “Initial Closing Date”). The Acquired Fund Fees and Expenses are not subject to this expense cap. “Extraordinary Expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Management Fee” and “Purchases of Shares.”

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on July 12, 2007. The Fund intends to commence operations on or about the Initial Closing Date, as defined above. The Fund’s principal office is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, and its telephone number is (888) 322-4675. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund—Board of Trustees.”

USE OF PROCEEDS

The proceeds from the sale of Shares, net of the Fund’s fees and expenses, will be invested by the Fund to pursue its investment program and objectives as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Investment Managers May Have Limited Capacity to Manage Additional Fund Investments” for a discussion of certain limitations applicable to the Fund’s ability to make investments in Investment Funds. See also “Other—Availability of Investment Opportunities” for a discussion of the timing of Investment Funds’ subscription activities, market conditions and other considerations relevant to the timing of the Fund’s investments generally.

The Fund will pay the full amount of the Management Fee during any period prior to which any of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in Investment Funds.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled asset pools that may engage in a wide variety of investment strategies including, among others, leverage, short selling and derivative transactions. Investment Funds typically offer their securities privately without registration under the 1933 Act in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors. Investment Funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act. The managers or investment advisers of these funds are usually compensated through asset-based fees and incentive-based fees. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

The Fund is similar to a private investment fund in that it is actively managed and Shares are sold in relatively large minimum denominations to high net worth individual and institutional investors. In addition, the Investment Managers are typically entitled to receive incentive-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program. The structure of the Fund was designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of Eligible Investors faced by many of those funds.

INVESTMENT PROGRAM

Investment Objective

The Fund seeks long-term capital appreciation through investing substantially all its assets in Investment Funds managed by unaffiliated third-party Investment Managers who primarily employ long and short equity investment strategies in pursuit of attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) consistent with the preservation of capital. Long and short equity investment strategies, like other types of alternative investment strategies, allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investments and limits on the use of leverage. Because such Investment Funds are often described as “hedge funds,” the Fund’s investment program can be broadly referred to as a fund of hedge funds.

Through the selection and ongoing monitoring of Investment Funds, the Fund seeks to achieve long-term capital appreciation that may exhibit moderate correlation with certain global equity indices and aims not to be disproportionately influenced by the performance of any single Investment Fund. In addition, by investing in a number of Investment Funds who primarily employ long and short equity investment strategies, the Fund seeks to achieve the desired capital appreciation with lower volatility than likely would be achieved by investing with most individual Investment Funds. Investing in a number of Investment Funds involves additional costs.

Investment Philosophy

Traditional registered investment companies, such as mutual funds, generally are subject to significant regulatory restrictions in designing their own investment strategies relating to the use of leverage and the ability to sell securities short. As a registered investment company, the Fund will be subject to such restrictions. By contrast, private, unregistered investment funds, such as the Investment Funds in which the Fund invests, are not subject to many of these limitations. The Adviser believes that the Fund’s strategy of investing substantially all of its assets in these types of Investment Funds creates opportunities to participate in alternative methods of investing that may earn attractive risk-adjusted returns.

The Adviser intends to invest the assets of the Fund in Investment Funds that primarily employ long and short equity investment strategies. There can be no assurance that these strategies will be attractive at any particular time. Many of the Investment Funds the Adviser intends to consider with respect to the Fund trade specifically in “security selection” strategies, which are discussed in more detail below. The Adviser believes that a portfolio of Investment Funds pursuing long and short equity investment strategies may produce capital appreciation more consistently and with less volatility than would most individual traditional or alternative investment strategies. The Adviser also believes that the success of an investment program developed around these principles, such as that of the Fund, depends on the Adviser’s ability to successfully perform three key tasks: (1) discovering and developing access to attractive Investment Funds, (2) constructing a portfolio consisting of a number of such Investment Funds, and (3) managing and monitoring the risks of the Fund’s investments in such Investment Funds.

Because alternative investment strategies may be risky, the Adviser believes it is prudent for the Fund to generally invest in these strategies through Investment Funds organized as vehicles providing limited liability to their investors. This structure limits the effect that losses incurred by any one Investment Fund will have on the assets of the Fund by limiting the Fund’s amount at risk to the amount invested in that Investment Fund. In certain circumstances, however, the Adviser believes that it may be appropriate to gain investment exposure to certain Investment Funds by entering into derivative transactions, such as total return swaps, options and forwards. See “Types of Investments and Related Risks—Investment Related Risks—Risks of Securities Activities—Swap Agreements.”

Investment Strategies

The Adviser intends to invest the assets of the Fund in Investment Funds that primarily employ long and short equity investment strategies across various geographic regions, including, but not limited to, North America, Europe and Asia. While the Adviser has a limited ability to monitor the Investment Funds’ portfolios on an ongoing basis, the Adviser intends to invest the Fund’s assets in Investment Funds that the Adviser expects (based on the investment strategies of such Investment Funds at the time of the Fund’s investments therein) will result in at least 40% of the Fund’s assets being invested in foreign countries across various geographic regions. There can be no assurance that these strategies will be attractive at any particular time. Many of the Investment Funds the Adviser intends to consider with respect to the Fund trade specifically in “security selection” strategies.

“Security selection” strategies combine long positions and short sales with the aim of benefiting from the Investment Manager’s ability to select investments while offsetting some systematic market risks. Market exposure can vary substantially, leading to a wide range of risk and return profiles. There is, in addition, no guarantee that an Investment Manager will be able to minimize systematic or other risks effectively. Security selection strategies are primarily, though not exclusively, equity-based. There are three primary categories of security selection strategies:

•

Opportunistic equity strategies seek to maintain varying degrees of directional exposure (i.e., exposure to changes in securities’ values) to equity markets, based on the Investment Managers’ assessment of market conditions and underlying company fundamentals. Core long holdings of some Investment Funds may be concentrated, depending on the investment approach of the Investment Manager. Higher degrees of position concentration and directional exposures have the potential for higher volatility of returns than less directional strategies. While some opportunistic equity strategies are diversified across industries, others are focused exclusively on certain geographic regions or industries. Investments in specific geographic regions or industries may, at times, be subject to volatility greater than that of market indices. As a result, the returns of the Fund have the potential to experience volatility higher than that of global equity indices.

•

High hedge equity strategies seek to have limited or low net exposure to equity markets. Investment Funds may maintain short equity positions that attempt to mitigate a portion of the market exposure resulting from the Investment Funds’ long equity positions. Although the net market exposure of the Investment Funds pursuing this strategy may be lower than opportunistic equity strategies, the Investment Funds may be subject to significant exposures at the security or industry level.

•

Activist equity strategies seek to accumulate concentrated positions in order to exert influence on underlying company management with the objective of increasing shareholder value. The Investment Manager may work with the management team of the target company to design an alternate strategic plan and assist them in its execution and may secure appointment of persons to the target company’s management team or board of directors. If necessary, the Investment Manager may initiate shareholder actions (including those that may be opposed by the target company’s management) seeking to maximize value, including corporate restructurings, share repurchases, management changes, asset sales and/or divestitures. Investment Funds pursuing activist strategies will generally have significant market exposures at the security or industry level, taking minimal short positions, if any.

Investment Selection

The Adviser is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Board of Trustees.

The Adviser selects opportunistically from a wide range of Investment Funds primarily pursuing long and short equity investment strategies in order to create a broad-based portfolio of such funds while seeking to invest in compelling investment strategies and with promising Investment Managers at optimal times.

The Adviser and its personnel use a wide range of resources to identify attractive Investment Funds and promising investment strategies for consideration in connection with investments by the Fund. These resources include, but are not limited to, the experience of the Adviser’s personnel and their contacts with Investment Managers, academics and prime-broker groups; Morgan Stanley’s global network; conferences and seminars; contacts with selected family offices and investors in other funds managed by the Adviser or its affiliates; academic journals and database research and ideas generated from within the Adviser.

To narrow the set of Investment Funds initially identified for consideration, the Adviser conducts ongoing analysis of Investment Managers. The Adviser’s criteria include both quantitative measures such as past performance and systematic risk exposures, to the extent that data is available; qualitative factors such as the reputation, experience and training of the Investment Manager; and the ability of the Investment Manager to articulate a coherent investment philosophy and risk control process.

The Adviser expects that only a few Investment Funds will be deemed sufficiently interesting to warrant further review after the initial analysis. Following this analysis, the Adviser conducts extensive due diligence on the Investment Funds that it considers likely to generate superior, risk-adjusted returns consistent with the Adviser’s views at that time as to the needs of the Fund’s existing portfolio. The due diligence process typically includes meetings with the Investment Manager to seek to understand the Investment Manager’s investment strategy, investment philosophy and portfolio construction procedures. The due diligence process seeks to identify the types of securities and other instruments held or techniques utilized and to confirm the presence of, and adherence to, an investment and risk control process. The due diligence process also typically includes quantitative analysis of the investment strategy, including an analysis of past performance history and risk factors.

If the Adviser’s assessment of the abilities of the Investment Manager is sufficiently positive, then further due diligence typically will be performed. The additional diligence generally involves an analysis of the operational and legal structure of the Investment Fund and background investigations of the Investment Manager. The Investment Manager’s fee structure, the depth and quality of the Investment Manager’s organization, the legal terms and conditions of the Investment Fund’s governing documents, the potential for developing and maintaining a long-term relationship with the Investment Manager and the likely alignment of interests between the Investment Fund, its Investment Manager and the Fund are examples of factors that the Adviser typically investigates.

The Adviser’s personnel have extensive experience and expertise with alternative investment strategies and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments and utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in the Investment Funds. For a more complete description of the experience of the personnel of the Adviser who are principally responsible for the management of the Fund, see “The Adviser.”

The Fund’s performance benchmark will be the HFRI Equity Hedge Index (the “Performance Benchmark”). The Performance Benchmark is comprised of hedge funds which combine core long holdings of equity securities with short sales of equity securities or stock index options to be market neutral at all times. Equity hedge portfolios may be anywhere from net long to net short depending on market conditions. The Performance Benchmark is sponsored by Hedge Fund Research, Inc. (“HFR, Inc.”), a research firm specializing in the aggregation and analysis of alternative investment information. HFR, Inc. is not affiliated with the Fund or Morgan Stanley. The Performance Benchmark will be used solely to measure the Fund’s relative performance, and not to determine selection of Investment Funds or allocation to any particular investment strategy followed by Investment Funds.

Portfolio Construction

The Adviser allocates Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the likely risks and returns of the investment strategies that the Investment Funds utilize and the likely correlation among the Investment Funds under consideration. The Adviser generally seeks to invest substantially all of the Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive. The Adviser periodically reallocates the Fund’s investments among Investment Funds in order to increase the Fund’s expected risk-adjusted return.

While the Fund is a “non-diversified” fund under the 1940 Act, the Adviser believes it is important to maintain a broad-based portfolio in order to reduce the effect on the Fund of losses or poor returns by any one Investment Fund. There is no guarantee, however, that the Fund will be able to avoid substantial losses due to poor returns by an Investment Fund. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Adviser typically endeavors to limit the Fund’s investments in any one Investment Fund to no more than 15% of the Fund’s net assets (measured at the time of purchase). The Adviser also will endeavor to limit the Fund’s investments in any Investment Fund that relies on the exemption from registration under Section 3(c)(1) of the 1940 Act to less than 10% of such Investment Fund’s outstanding voting securities (measured at the time of purchase).

Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and are generally not subject to any investment limitations under the 1940 Act or the Code (as hereinafter defined). Therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Investment Funds.

For example, the Investment Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund. In addition, the Investment Managers of the Investment Funds may not be registered as investment advisers under the Advisers Act.

The Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or other cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares or for other purposes (including, for example, temporary defensive positions taken in response to adverse market, economic or political conditions).

Risk Management and Monitoring of Investments

As noted above, unregistered investment funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and, in some cases, the extent to which leverage is used. The Investment Managers selected by the Fund have full discretion, without the Fund’s input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements or governing documents of the Investment Funds. The Investment Funds are generally not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S., large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Investment Funds may invest and trade in a wide range of securities and other financial instruments and will primarily pursue long and short equity investment strategies and techniques for both hedging and non-hedging purposes, although they may also pursue other investment strategies. Although the Investment Funds will primarily invest and trade in equity securities, they may also invest and trade in equity-related instruments, financial futures, and any other instruments that are deemed appropriate by the relevant Investment Manager and permitted under the relevant Investment Fund’s governing documents. The Investment Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of one or more of these techniques may be an integral part of the investment program of an Investment Fund and involves certain risks. The Investment Funds may use leverage, which also entails risk. See “Types of Investments and Related Risks.”

The Adviser monitors the risks of individual Investment Funds and of the portfolio in the aggregate. The primary goal of this process with respect to individual Investment Funds is to determine the degree to which the Investment Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Fund’s assets among those Investment Funds. With respect to aggregate portfolio monitoring, the Adviser endeavors to monitor, to the best of its ability, the Fund’s aggregate exposures to various risks. The Adviser may use futures, options, swaps or other instruments to balance the overall mix and/or manage risk, subject to certain limitations contained in the 1940 Act. Such derivatives may be based on various underlying instruments, including Investment Funds, individual securities, securities indices or interest rates. Such derivatives entail certain risks. See “Types of Investments and Related Risks.”

The Adviser monitors the operation and performance of an Investment Fund as frequently as the Adviser believes is appropriate in light of the strategy followed by the Investment Manager and prevailing market conditions. The Adviser solicits such information from the Investment Manager and other sources, such as prime brokers, that the Adviser deems necessary to properly assess the relative success or failure of an Investment Fund. Prime brokers typically are large full-service brokerages that provide clients with research-related goods and services and support infrastructure to engage in various trading strategies. Morgan Stanley, as prime broker, may be privy to non-public information about the performance of an Investment Fund, which it generally would not disclose to the Adviser, the Fund or Shareholders without express permission to do so. Accordingly, Shareholders may not know important information that could result in a deterioration in the Fund’s performance notwithstanding that certain affiliates or entities within Morgan Stanley will have such information. The Adviser conducts reviews with Investment Managers and the Adviser’s network and analyses of data. Changes in leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors may be monitored, as appropriate and to the extent the information is available to the Adviser.

Based on the Adviser’s assessment of factors such as (i) the degree to which the Investment Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Investment Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objectives of the Fund, the Adviser may periodically adjust the Fund’s allocations among Investment Funds.

The Fund’s investment program entails substantial risks. There can be no assurances that the investment objectives of the Fund (including its risk monitoring goals) will be achieved, and results may vary substantially over time. The Fund may consider it appropriate, subject to applicable laws and regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin, or leverage in the Fund’s investment program. Such investment techniques can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject. See “Types of Investments and Related Risks.”

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which the Fund invests. Discussed below are the investments generally made by Investment Funds and the principal risks that the Adviser and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund.

Investment Related Risks

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or liquidity could impair the Fund’s profitability or result in its suffering losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts are influenced by, among other things, interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

The Fund may take a position in Investment Funds that invest in the publicly traded and privately placed equity or other securities of companies in the information technology and Internet sectors. These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser. The public equity markets have in the past experienced significant price volatility, especially in the technology sector.

Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Investment Manager of such Investment Fund is increased. Following below are some of the more significant risks that the Adviser and the Fund believe are associated with the Investment Funds’ styles of investing:

Equity Securities. Investment Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See “Non-U.S. Securities.” Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. See “Smaller Capitalization Issuers.”

Short Sales. An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Investment Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Investment Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund’s short position will be available for purchase.

An Investment Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing-out short sales against-the-box.

Bonds and Other Fixed Income Securities. Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Investment Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as junk bonds) and may invest in unrated fixed income securities. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Non-U.S. Securities. Investment Funds may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares (referred to collectively as “ADRs”), which represent indirect interests in securities of non-U.S. issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund’s non-U.S. currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies. In addition, certain Investment Funds may be denominated in non-U.S. currencies. Subscription amounts contributed by the Fund for investment in such an Investment Fund will be converted immediately by the relevant Investment Manager from U.S. Dollars into the applicable foreign currency at the then applicable exchange rate determined by and available to the Investment Manager. In certain cases, depending on the applicable circumstances, the exchange rate obtained by the Investment Manager may be less advantageous to the Fund than other rates available to the Fund directly.

The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

An Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may be used for non-hedging purposes in seeking to meet an Investment Fund’s investment objective, such as when the Investment Manager to an Investment Fund anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s investment portfolio.

Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

Smaller Capitalization Issuers. Investment Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Distressed Securities. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Fund experiencing greater risks than it would if investing in higher rated instruments.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Adviser typically endeavors to limit the Fund’s investments in any one Investment Fund to no more than 15% of the Fund’s net assets (measured at the time of purchase). The Adviser also will endeavor to limit the Fund’s investments in any Investment Fund that relies on the exemption from registration under Section 3(c)(1) of the 1940 Act to less than 10% of such Investment Fund’s outstanding voting securities (measured at the time of purchase). The Fund intends to distribute at least annually all or substantially all of its net investment income as dividends to Shareholders; however, this policy may be changed at any time by the Fund.

Leverage. Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Fund may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Shares or for temporary or emergency purposes. In general, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund.

Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). The Adviser anticipates the Fund may incur indebtedness from time to time to a limited extent in accordance and compliance with the Asset Coverage Requirement. The Asset Coverage Requirement does not apply to Investment Funds. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great.

In seeking “leveraged” market exposure in certain investments and in attempting to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio.

Purchasing Initial Public Offerings. The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund’s investment in Investment Funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of an Investment Fund that does not yet have a substantial amount of assets. This impact on an Investment Fund’s performance may decrease as an Investment Fund’s assets increase.

Special Investment Instruments and Techniques

Investment Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund’s investment objective. The Adviser, on behalf of the Fund, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. The Fund, and some or all of the Investment Funds, may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or the Fund as a whole. Derivatives permit an Investment Manager or the Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund or the Fund. The Adviser’s use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or an Investment Fund’s underlying investments (for example, where an Investment Fund is concentrated in a given sector). The Adviser may enter into these types of Derivatives where, for example, an Investment Fund in which the Fund would like to invest does not have sufficient capacity for a direct investment on the part of the Fund. The Adviser may also enter into Derivatives to adjust market or risk exposure generally.

If an Investment Fund or the Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or the Fund or result in a loss. An Investment Fund or the Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Investment Fund or the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures. The Fund and the Investment Funds may utilize options and futures contracts and so-called “synthetic” options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or the Investment Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund or an Investment Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

The Fund and the Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Fund or the Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund and the Investment Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Investment Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, or the Fund or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

Engaging in transactions in futures contracts involves risk of loss to the Fund or the Investment Fund that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser’s or an Investment Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the Securities and Exchange Commission (“SEC”) and its staff may require the Adviser to segregate permissible liquid assets in connection with its options and commodities transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Adviser’s ability otherwise to invest those assets.

Call and Put Options on Securities Indices. The Fund or Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Fund or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Adviser’s or an Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Fund or an Investment Fund may enter into equity, interest rate, and index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund or an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s or the Investment Fund’s risk of loss consists of the net amount of payments that the Fund or the Investment Fund contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose Investment Fund the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. The Fund may seek to achieve the same investment result through the use of other Derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other Derivatives as described above is unclear. Swap agreements and other Derivatives used in this manner may be treated as a “constructive ownership of the reference property,” which may result in a portion of any long-term capital gain being treated as ordinary income.

Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities. Investment Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Fund, will be subject to the Fund’s limitation on indebtedness unless, at the time the transaction is entered into, the Fund has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Fund may incur a loss.

Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund’s ability to liquidate an interest in an Investment Fund will likely be limited, and certain Investment Funds may impose lock-up periods, during which time no redemptions or other withdrawals may be made, or assess fees for redemptions or other withdrawals. The limited liquidity of these Investment Funds’ interests may adversely affect the Fund were it to have to sell or redeem such interests at an inopportune time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Some of the Investment Funds may hold a portion of their assets in “side pockets” which are sub-accounts within the Investment Funds in which certain illiquid, hard-to-value assets are held and segregated from the Investment Fund’s other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment in such Investment Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Manager.

Counterparty Credit Risk. Many of the markets in which the Fund and the Investment Funds effect their transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund or an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Fund or Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund and the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Fund.

Risks of Fund of Hedge Funds Structure

The Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, the Investment Managers of the Investment Funds often are not registered as investment advisers under the Advisers Act. Although the Adviser periodically receives information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over the Investment Funds’ investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds.

The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies. It is anticipated that the Investment Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Fund for its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use.

An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. By investing in the Investment Funds via the Fund, an investor in the Fund bears a portion of the Adviser’s Management Fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, incentive fees and other expenses borne by the Fund as an investor in the Investment Funds. Each Investment Manager receives any incentive-based fees to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Manager with positive performance may receive compensation from the Fund, in the form of the asset-based fees, incentive-based fees and other expenses payable by the Fund as an investor in the relevant Investment Fund, even if the Fund’s overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares in an issuer that at the same time are being sold by another Investment Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performances. Because the Fund may make additional investments in or redemptions from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities or money market funds, among other similar types of investments.

Investment Funds may permit or require that redemptions of interests be made in kind. Upon its redemption of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the best interest of the Fund. The Fund may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to redeem assets from an Investment Fund that may have poor performance or for other reasons.

Other risks that the Adviser believes are associated with the Fund’s fund of hedge funds investment approach include:

Valuation. Certain securities and other financial instruments in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. Such a valuation generally will be conclusive with respect to the Fund, even though an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from an Investment Fund. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund’s annual audit. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund is completed.

Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an Investment Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the timeframe the Investment Manager anticipates. As a result, the Fund may lose all or substantially all of its investment in an Investment Fund in any particular instance.

Investment Funds’ Turnover Rates. The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund has no control over this turnover. As a result, it is anticipated that a significant portion of the Fund’s income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the redemption by the Fund of its interest in an Investment Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Investment Fund.

Investment Managers May Have Limited Capacity to Manage Additional Fund Investments. Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. As a result, an Investment Manager may refuse to manage some or all of the Fund’s assets that the Adviser seeks to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Fund, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Investment Manager.

Dilution. If an Investment Manager limits the amount of capital that may be contributed to an Investment Fund from the Fund, or if the Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Fund from the Investment Fund.

Investments in Non-Voting Stock; Inability to Vote. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Investment Fund in non-voting form. Additionally, in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Investments Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. Other investment funds or accounts managed by the Adviser may also waive their voting rights in a particular Investment Fund. Subject to the oversight of the Fund’s Board, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the

Adviser and its other clients in the particular Investment Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Investment Funds. However, to the extent the Fund contractually foregoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Fund’s interests. This restriction could diminish the influence of the Fund in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Investment Funds, including those described below:

Limited Operating History. The Fund is a newly-organized non-diversified, closed-end management investment company with no operating history that investors can use to evaluate its investment performance. In addition, Investment Funds and/or Investment Managers with whom the Fund may invest may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Performance Incentive Arrangements. Each Investment Manager may receive a performance or incentive fee generally of 15% to 25% of net profits of the Investment Fund that it manages. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive fee. In addition, these performance incentives will be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may, as determined by the Fund, repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•

the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•

ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•

the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. No Shareholder is permitted to transfer his, her or its Shares without the consent of the Fund. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be 75 days prior to the date that the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund up to 65 days prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until 30 days after the election to tender becomes irrevocable. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund. See “Redemptions, Repurchases and Transfers of Shares.”

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

Potential Significant Effect of the Performance of a Limited Number of Investments. The Adviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s nondistributed amounts.

In addition, the Fund invests in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Legal and Regulatory Risks. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. The effect of regulatory change on the Fund, while impossible to predict, could be substantial and adverse. Certain tax risks associated with an investment in the Fund are discussed in “Tax Aspects.”

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Trustees is comprised of persons who are independent trustees.

Morgan Stanley AIP GP LP serves as the Fund’s investment adviser, subject to the ultimate supervision of, and any policies established by, the Fund’s Board, pursuant to the terms of an investment advisory agreement with the Fund (the “Investment Advisory Agreement”).

Under the terms of an Investment Advisory Agreement dated as of June 20, 2007, the Adviser allocates the Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Fund’s assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees.

The Adviser was formed as a limited partnership under the laws of the State of Delaware on November 10, 2000 and is a registered investment adviser under the Advisers Act. The Adviser currently serves, and may in the future serve, as an investment adviser of other registered and unregistered private investment companies. The offices of the Adviser are located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, and its telephone number is (610) 260-7600.

Management Team

The personnel of the Adviser principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Fund should have access to a large number of Investment Funds from which to select.

The personnel of the Adviser who have primary responsibility for management of the Fund are:

Mustafa A. Jama. Mr. Jama is a Managing Director of Morgan Stanley Investment Management Inc. (“MSIM”). Effective February 2005, Mr. Jama began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2004, he has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2008. Prior to joining MSIM in January 2004, he was with Glenwood Capital Investments where he was a senior investment professional and a member of its Investment Committee. Previously, he was a portfolio manager at Deutsche Asset Management in its hedge fund group, focusing on long/short equity, fixed income, and convertible arbitrage strategies. He holds an M.B.A. from Harvard Business School and a B.S. in civil engineering from Southern University.

José F. González-Heres. Mr. González-Heres is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2008. He was promoted to Portfolio Manager in 2004 after having served as Senior Research Analyst since 2001. Prior to joining MSIM, he served as Chief Executive Officer of Suggestionator, Inc., a privately held software company. Mr. González-Heres has also worked as an Investment Banker in the Public Finance departments of Bear, Stearns & Co., Inc. and Prudential Securities Inc. Prior to his investment banking positions, Mr. González-Heres worked at IBM Corporation in Engineering, Sales, Marketing and Consulting and at IBM Credit Corporation in

its Corporate Finance Department. While at IBM, he earned a U.S. and international patent for his work on algorithms. Mr. González-Heres is a past Board Member of the City of Boca Raton and Florida’s Telecommunications Advisory Board. He holds an M.B.A. from the Yale University School of Management in Finance and Investments and a B.S. in Electrical Engineering from Northwestern University.

Paresh Bhatt. Mr. Bhatt is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2008. He was promoted to portfolio manager in July 2004 after having served as a Research Analyst since he joined MSIM in May 2003. Prior to joining MSIM, he was a Senior Investment Analyst with SEI Investments where he managed multi-manager global equity and Europe, Australia and Far East (EAFE) portfolios as well as led due diligence activities on institutional quality funds of hedge funds. Prior to joining SEI Investments, he was an Equity Analyst for Granite Associates where he conducted equity research in the technology, media and telecom sector and monitored hedge fund investments. He has also held positions at Lehman Brothers and Bankers Trust, where he focused on credit risk management of derivatives portfolios. Mr. Bhatt began his career with the Federal Reserve Board. Mr. Bhatt holds an M.B.A. from the Wharton School in Finance and a B.A. in Economics from Union College.

Kevin Kuntz. Mr. Kuntz is an Executive Director of MSIM and, since joining the Adviser in 2006, has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2008. Mr. Kuntz has nearly 20 years of relevant industry experience. He is also a member of the Investment Committee. Before joining Morgan Stanley, Mr. Kuntz was a portfolio manager at Ramius HVB Partners LLC, a division of Ramius Capital LLC, where he was responsible for the long/short equity components for fund of hedge fund vehicles. Prior to that, he was portfolio manager and strategy head for long/short equity research at J.P. Morgan Alternative Asset Management. Prior to that, he worked in trading and risk management. Mr. Kuntz received a B.S. in Finance from St. John’s University.

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is an Executive Director of MSIM and a portfolio manager for several liquid market portfolios, including the Fund since its inception in 2008. He was promoted to portfolio manager in September 2006 after having served as an investment analyst since he joined MSIM in September 2004. Mr. van der Zwan has more than 11 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $40 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The firm has relationships with many users and providers of capital, and the Adviser has access to the firm’s talent, ideas, unique opportunities and resources. Morgan Stanley has one of the largest global asset management organizations of any full-service securities firm, with total assets under management and supervision as of August 31, 2007 of approximately $577 billion for a large and diversified group of corporations, governments, financial institutions and individuals. Morgan Stanley serves many interests in addition to the Fund, which creates certain risks and possibilities of adverse effects on investors in the Fund. See “Conflicts of Interest.”

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Investment Managers. As described below, however, the Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•

all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds, including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments to be made in Investment Funds;

•	fees and disbursements of any accountants engaged by the Fund and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator;

•	recordkeeping, custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The Adviser has borne the Fund’s organizational costs of approximately $32,500. The Fund has incurred offering costs of approximately $235,166. The Fund’s offering costs are being capitalized and amortized over the

12 month period beginning on the Initial Closing Date. Organizational expenses must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Shareholders, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the Shares of all Shareholders based on the percentage that a Shareholder’s investment in the Fund bears to the total investments in the Fund by all Shareholders as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which investments in the Fund are made. These allocations will thereafter be adjusted as of each date during the first 12 months of the Fund’s operations on which additional investments are made in the Fund by Shareholders. The Fund also will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares (mostly printing expenses). Offering costs cannot be deducted by the Fund or the Shareholders.

“Extraordinary expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Managers generally assess asset-based fees to, and receive incentive-based fees from, the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive fees to the Investment Managers.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the Management Fee, monthly, at the rate of 0.0625% (0.75% on an annualized basis) of the value of the Fund’s month end net assets. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (before any repurchase of Shares), and is due and payable in arrears within ten business days after the end of the month.

CALCULATION OF NET ASSET VALUE

The value of the Fund’s net assets is determined as of the close of the Fund’s business at the end of each month in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board of Trustees. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the value provided to the Fund by the Investment Funds’ Investment Managers from time to time, usually monthly. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. Because most Investment Managers will provide the Fund with their determinations of the month-end net asset value of their Investment Funds after the relevant month-end, the Fund expects to calculate its month-end net asset value and net asset value per Share within 15 business days following the relevant month-end. This information will be available to Shareholders upon request. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited).

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager of an Investment Fund does not represent the fair value of the Fund’s interest in the Investment Fund. Although redemptions of investments in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in the investment in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemption, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers of the Investment Funds, upon which the Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect the Fund’s net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below.

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U.S. exchange listed and NASDAQ traded equity securities (other than options) will be valued at their closing sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

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Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board of Trustees will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Trustees to represent fair value.

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If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee to instead adopt procedures to be used by the Adviser, if so delegated by the Board of Trustees and in accordance with procedures adopted by the Board of Trustees, to value the security at fair value, subject to the oversight of the valuation committee.

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All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service compiled as of 12:00 noon, New York time. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

In general, fair value represents a good faith determination of the current value of an asset (or, with regard to a short sale, for a liability) and will be used when there is no public market or possibly no market at all for the asset (or, with regard to a short sale, for the liability). The fair values of one or more assets (or, with regard to short sales, liabilities) may not be the prices at which those assets (or, with respect to short sales, liabilities) are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets (or, with regard to short sales, of all liabilities), including assets (or, with regard to short sales, liabilities) carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Adviser, or Investment Managers to the Investment Funds should prove incorrect. Also, Investment Managers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, an affiliate of the Adviser, engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities. In the ordinary course of business, Morgan Stanley engages in activities in which Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund or the Shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Fund or the Shareholders.

Transactions by Morgan Stanley—Morgan Stanley may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Fund. Such an opportunity could include a business that competes with the Fund or an Investment Fund in which the Fund has invested or proposes to invest.

From time to time, Morgan Stanley may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Fund. Due to the conflicts of interest involved and in accordance with applicable law, the Adviser will not make any investment for the Fund in any Investment Fund that is managed by an affiliate of the Adviser. Accordingly, there may be investments that are unavailable to the Fund due to the manager’s affiliation with Morgan Stanley. Further, in the event that Morgan Stanley acquires a business or investment manager that is a manager of any Investment Fund, the Adviser may need to liquidate any investment by the Fund in an Investment Fund managed by such affiliated investment manager.

Compensation for Services—Morgan Stanley may seek to perform investment banking and other financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees and brokerage fees. Investment banking and other financial services compensation will not be shared with the Fund or Shareholders and may be received before the Fund realizes a return on its investment. Morgan Stanley may have an incentive to cause investments to be made, managed or realized in seeking to advance the interests of a client other than the Fund or its Shareholders or to earning compensation. Morgan Stanley may also act as prime broker for Investment Funds.

Morgan Stanley’s Asset Management Activities—Morgan Stanley conducts a variety of asset management activities, including sponsoring unregistered investment funds as well as other investment funds registered under the 1940 Act and in that capacity is subject to the 1940 Act and its regulations. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. Morgan Stanley’s investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Morgan Stanley’s Prime Brokerage and Administrative Activities—Certain Morgan Stanley affiliates may provide brokerage, administrative and other services from time to time to one or more accounts or entities managed by the Investment Managers of Investment Funds or their affiliates. A Morgan Stanley affiliate, as prime broker to an Investment Fund, may be a secured lender to the Investment Fund and, as such, may protect its own interest by foreclosing on fund assets, notwithstanding that such foreclosure may be adverse to the interest of investors in the Investment Fund. In addition, Morgan Stanley, as prime broker or administrator, may be privy to non-public information about the performance of the Investment Fund, which it generally would not disclose to the Adviser, the Fund or Shareholders without express permission to do so. Accordingly, Shareholders may not know important information that could result in a deterioration in the Fund’s performance notwithstanding that certain affiliates or entities within Morgan Stanley will have such information.

Morgan Stanley affiliates may provide prime brokerage and other brokerage services to the Investment Funds in compliance with applicable law. The Investment Funds may, to the extent permissible, and in compliance with applicable law, sell securities to or purchase securities from Morgan Stanley affiliates as counterparty. Morgan Stanley affiliates may create, write, or issue derivative instruments with respect to which the counterparty is an Investment Fund or the performance of which is based on the performance of an Investment Fund. Morgan Stanley affiliates may keep any profits, commissions, and fees accruing to it in connection with its activities for itself and other clients, and the Management Fees from the Fund to the Adviser will not be reduced thereby. The Investment Funds will pay market rate commissions or fees in respect of such transactions.

The Morgan Stanley affiliates may have an interest in an account managed by, or enter into relationships with, an Investment Manager of an Investment Fund or its affiliates on terms different from those of an interest in the Fund. In addition, the Investment Managers of Investment Funds may receive research products and services in connection with the brokerage services that Morgan Stanley affiliates may provide from time to time to one or more Investment Funds or other accounts of such Investment Managers.

Morgan Stanley and its affiliates, including their officers, directors, principals, partners, members, or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Investment Funds or by the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Adviser does not obtain or use material inside information acquired by any division, department, or affiliate of Morgan Stanley in the course of those relationships. In addition, Morgan Stanley affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility.

Voting Rights in Investment Funds—From time to time, an Investment Fund may seek the approval or consent of its investors in connection with certain matters relating to the Investment Fund. In such a case, the Adviser has the right to vote in its sole discretion the Fund’s interest in the Investment Fund. The Adviser considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Investment Managers and affiliates of the Investment Funds, on the other hand, other than as a result of the Fund’s investment in an Investment Fund. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Fund and its Shareholders. See “Proxy Voting.”

The Fund may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Fund’s lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Shareholders. In certain circumstances, the Fund may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Investments in Non-Voting Stock; Inability to Vote.”

Client Relationships—Morgan Stanley and its affiliates have existing and potential relationships with a significant number of sponsors and managers of Investment Funds, corporations and institutions. In providing services to its clients and the Fund, Morgan Stanley may face conflicts of interest with respect to activities recommended to, or performed for, such clients, on the one hand, and the Fund, the Shareholders and/or the Investment Funds, on the other hand. Morgan Stanley may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Fund, whether to or from a Morgan Stanley client, and in connection with the consideration offered by, and obligations of, such Morgan Stanley client in such transactions. In such cases, Morgan Stanley will owe fiduciary duties to the Morgan Stanley client that may make

Morgan Stanley’s interest adverse to that of the Fund. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

Diverse Membership; Relationships with Shareholders—The Shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Investment Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In selecting Investment Funds for the Fund, the Adviser considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Shareholder individually.

Brokerage Activities—Morgan Stanley will be authorized to engage in transactions in which it acts as a broker for the Fund and for another person on the other side of the transaction. In any such event, Morgan Stanley may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. Morgan Stanley may also act as agent for the Fund, Investment Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Fund, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Fund sold its securities separately from Morgan Stanley’s other clients.

Related Funds—Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by the Fund in Investment Funds, and investments by other funds advised by the Adviser, or sponsored or managed by Morgan Stanley, in the same Investment Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in an Investment Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Adviser, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Investment Fund.

Management of the Fund—Personnel of the Adviser or its affiliates will devote such time as the Adviser, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Adviser and its affiliates will also work on other projects for Morgan Stanley and its other affiliates (including other clients served by the Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

PURCHASES OF SHARES

Purchase Terms

The Fund intends to accept initial and additional purchases of Shares made on or after the Initial Closing Date as of the first business day of each calendar month. Any amounts received in advance of the initial or subsequent closings are placed in a non-interest bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. All purchases are subject to the receipt of immediately available funds four business days prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed application form at least eight business days before the applicable purchase date. An investor who misses such deadlines will have the effectiveness of its investment in the Fund delayed until the following month, with such investor’s subscription amounts to be held in the account with the Transfer Agent until such time. The Fund reserves the right to reject any purchase of Shares and may suspend the offering of Shares at any time and from time to time.

The minimum initial investment in the Fund from each investor is $100,000, and the minimum additional investment in the Fund is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (for example, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $100,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of both an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and a “qualified client” as defined in Rule 205-3(d)(1) under the Advisers Act. Investors who are both “accredited investors” and “qualified clients” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. Any other registered investment adviser (a “RIA”) who offers Shares may impose additional eligibility requirements on investors who purchase Shares through such RIA. See “Plan of Distribution.”

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on those terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). Each repurchase offer will generally commence approximately 105 days prior to the applicable repurchase date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s Shares in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder.

Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

In light of liquidity constraints associated with the Fund’s investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	Each repurchase offer will generally commence approximately 105 days prior to the applicable repurchase date. A Shareholder choosing to tender Shares for repurchase must do so by the applicable deadline, which generally will be 75 days before the date as of which Shares are to be repurchased (the “Notice Date”). Shares will be valued as of the Valuation Date, which is generally expected to be March 31, June 30, September 30 or December 31 (or, if such day is not a business day, on the immediately preceding business day). Tenders will be revocable upon written notice to the Fund up to 65 days prior to the Valuation Date (such deadline for revocation being the “Expiration Date”). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

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Promptly after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Fund’s financial statements.

•	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times, as is customary regarding such payments.

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The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) a period of within 30 days after the Valuation Date, or (2) if the Fund has requested redemptions of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount redeemed by the Fund from the Investment Funds.

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The second and final payment in respect of the Promissory Note (the “Post-Audit Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for the year in which the Valuation Date occurs, over (2) the Initial Payment. It is anticipated that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Post-Audit Payment will be made promptly after the completion of the audit.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Fund may at times be subject to certain Investment Funds’ lock-up periods, during which time no redemptions or other withdrawals may be made, and thus may not be able to liquidate its holdings in such Investment Funds in order to meet repurchase requests. In addition, should the Fund seek to liquidate its investment in an Investment Fund that maintains a side pocket, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Fund has requested be redeemed (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $100,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the required minimum balance is maintained or to repurchase all of the Shareholder’s Shares in the Fund.

The Fund may repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

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the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder;

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ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

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continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

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with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Shares

Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee which represents that it is an Eligible Investor and after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $100,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

VOTING

Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects to be taxed at ordinary income rates on gains from the Investment Funds.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that distributions of both income derived from the Investment Funds as well as gains from the disposition of the Investment Funds will be taxable to Shareholders at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of “qualified dividend income” from the Investment Funds, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% “dividends received deduction” for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See “Distribution Policy.”

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions of the Fund’s income derived from the Investment Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-United States status.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Investments in Passive Foreign Investment Companies

The Fund intends to purchase interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”). The Fund intends to elect to “mark-to-market” all shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Fund’s loss with respect to the PFIC exceed such limitation, the loss will generally be deferred until sold, at which point the loss will be treated as a capital loss. Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to 8 years following the taxable year in which the loss was recognized. However, the Fund does not expect to generate significant capital gains from its investments. By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it received from PFICs. Accordingly, the Fund may need to borrow money or dispose of its interests in the Investment Funds in order to make the required distributions. If the Fund does not make the “mark-to-market” election or treat the PFIC as a qualified electing fund (“QEF”), it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its Shareholders.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund’s income. Shareholders may be subject to tax in other jurisdictions depending on the activities of the Investment Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the Fund relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

The Board will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objective, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA of the acquisition and ownership of Shares.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis through the Distributor $1,000,000,000 in Shares. Shares will be offered during an initial public offering period (until the Initial Closing Date) at an initial offering price of $1,000 per share and in a continuous offering thereafter at the Fund’s then current net asset value per Share. Investors purchasing Shares in the Fund will not be charged a sales load. The Distributor is not obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be purchased in the initial public offering. No arrangements have been made to place funds received in connection with the Shares’ initial public offering in an escrow, trust or similar arrangement.

Shares may be purchased only from the Distributor or through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. To make an investment in the Fund through the Distributor, a prospective investor must open a brokerage account (an “Account”) with the Distributor. Shares are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $100,000. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s Account will be debited for the purchase amount, which will be deposited into an account with Boston Financial Data Services, Inc., as the Fund’s transfer agent (the “Transfer Agent”).

The Initial Closing Date for subscriptions for Shares is currently anticipated to be on or about January 2, 2008. Subsequent to the Initial Closing Date, Shares may be purchased on a monthly basis from the Distributor at the Fund’s then current net asset value per Share. See “Purchases of Shares.”

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that any gains or appreciation in the Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Investor Services

Morgan Stanley Global Long/Short Fund A

c/o Morgan Stanley Alternative Investment Partners

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

Telephone: (888) 322-4675

Facsimile: (212) 507-0024